SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

Frederick County Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-50407	20-0049496
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification Number)

9 North Market Street, Frederick, Maryland 21701

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 301.620.1400

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 23, 2013, the Board of Directors of Frederick County Bancorp (the “Company”) approved proceeding with the deregistration of the Company’s common stock under Section 12(g) of the Securities Exchange Act of 1934 (the “Act”), and the suspension of its reporting obligations under Section 15(d) of the Act. The Company plans to deregister its common stock under Section 12(g) by filing a Form 15 with the Securities and Exchange Commission in early May 2013, which would be effective 90 days after filing, and subject to receipt of no-action relief from the Securities and Exchange Commission, to suspend its Section 15(d) reporting obligation by filing a Form 15 in early August 2013. Upon filing of the second Form 15, the Company’s obligation to file reports with the Securities and Exchange Commission, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy statements, will be suspended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99 Press release dated April 26, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREDERICK COUNTY BANCORP, INC.

By:	/s/ William R. Talley, Jr.
William R. Talley, Jr., Executive Vice President, Chief Financial Officer and Chief Operating Officer

Dated: April 26, 2013